Great-West Core Strategies: U.S. Equity Fund
Institutional Class Ticker: MXEBX
(the “Fund”)
Summary Prospectus
June 25, 2018
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated June 25, 2018, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell Institutional Class shares.
Shareholder Fees (fees paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.13%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.61%
Fee Waiver and Expense Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.56%
[1]	Because the Fund has not yet commenced operations, “Other Expenses” and “Acquired Fund Fees” are based on estimated amounts for the current fiscal year.
[2]	Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser, has contractually agreed to waive fees or reimburse expenses that exceed 0.55% of the Fund's average daily net assets, excluding acquired fund fees and expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2019 and automatically renews for one-year terms unless it is terminated by the Fund or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement between the Fund and GWCM. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$58	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. Equity securities may be represented by other investment instruments, including derivatives, and exchange-traded funds that track the return of a broadly-based U.S. securities index. Derivatives instruments include forward contracts, swaps, futures contracts and options on futures. U.S. companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from the United States. The Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The Fund’s investment portfolio will be managed by four sub-advisers: Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). ILIM seeks to invest in equity securities contained in the Standard & Poor’s (“S&P”) 500® Index (“S&P 500 Index”) in as close as possible a proportion as each stock’s weight in the S& P 500 Index. JPMorgan seeks to invest in equity securities of large, well-established companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Loomis Sayles seeks to invest in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Putnam seeks to invest in securities of mid-size and large U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income, or both.
GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes. GWCM reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation among the Sub-Advisers is a 50% allocation of the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell 1000 Index and 10-40% of its net assets in equity securities of small-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell 2000 Index. Notwithstanding these target allocations, initial allocations may vary from the target allocation and GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:
Derivatives Risk - The Fund may invest in derivative instruments, including forward contracts, swaps, futures contracts and options on futures. Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
Exchange-Traded Fund (“ETF”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Index Risk - It is possible the S&P 500 Index may perform unfavorably and/or underperform the market as a whole. The portion of the Fund sub-advised by ILIM is not actively managed and the portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the portion of the Fund sub-advised by ILIM employed an active strategy.
Liquidity Risk - Securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, a sector of the economy, or the market as a whole.
Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.
Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.
Tracking Error Risk - The portion of the Fund sub-advised by ILIM may not be able to precisely track the performance of the S&P 500 Index.
Value Stock Risk - The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
No performance data is provided because the Fund had not commenced operations as of the date of this Prospectus. Performance information will appear in future versions of this Prospectus after the Fund has annual returns for at least one complete calendar year.
Updated performance information may be obtained at www.greatwestfunds.com (the website does not form a part of this Prospectus).
Investment Adviser
GWCM, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”)
Sub-Advisers
ILIM, JPMorgan, Loomis Sayles, and Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ILIM
Nicola Dowdall	Senior Fund Manager	2018
Michael Lynch, CFA	Senior Fund Manager	2018
Peter Leonard, CFA	Senior Fund Manager	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Loomis Sayles
Joseph R. Gatz, CFA	Vice President	2018
Jeffrey Schwartz, CFA	Vice President	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Walter Scully	Assistant Portfolio Manager	2018

Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of Individual Retirement Accounts (“IRAs”), or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the U.S. Securities and Exchange Commission (“SEC”). The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.